UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2022

SIERRA ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37490	20-0138994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1820 Gateway Drive, Suite 110

San Mateo, CA 94404

(Address of principal executive offices, including zip code)

(650) 376-8679

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SRRA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On April 12, 2022, Sierra Oncology, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with GlaxoSmithKline plc, a public limited company organized under the laws of England and Wales (“GSK”) and Orikum Acquisition Inc., a Delaware corporation and wholly owned subsidiary of GSK (“Acquisition Sub”). The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, Acquisition Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of GSK (the “Surviving Corporation”).

The Company’s Board of Directors (the “Company Board”) unanimously determined that the Merger Agreement and the Merger are in the best interests of the Company and its stockholders, and approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, including the Support Agreements (as defined below). The Company Board also unanimously resolved to recommend that the Company’s stockholders vote to adopt and approve the Merger Agreement and the Merger.

Treatment of Capital Stock

Under the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of the Company’s common stock (other than shares (1) held by the Company as treasury stock; (2) owned by GSK, Acquisition Sub or any of their respective subsidiaries; or (3) held by stockholders who have neither voted in favor of the adoption of the Merger Agreement nor consented thereto in writing and properly and validly exercised their statutory rights of appraisal under Delaware law) will be cancelled and extinguished and automatically converted into the right to receive $55.00 in cash, without interest (the “Per Share Price”).

Treatment of Equity Awards

At the effective time of the Merger, each of the Company’s outstanding and unexercised stock options will accelerate vesting in full and be cancelled and converted into a right to receive an amount in cash, without interest, equal to the product obtained by multiplying (1) the amount of the Per Share Price (less the exercise price per share attributable to such stock option) by (2) the total number of shares of the Company’s common stock issuable upon exercise in full of such stock option. To the extent any stock options have performance-based vesting pursuant to a performance period that is still outstanding after the effective time of the Merger, the performance requirement will be deemed to be satisfied to the maximum achievement of performance criteria. Any stock option with an exercise price per share equal to or greater than the Per Share Price will be cancelled without any cash payment being made in respect thereof.

Treatment of Warrants

In connection with the completion of the Merger, the Company’s outstanding warrants will be treated in accordance with their respective terms. At the effective time of the Merger, (1) any of the Company’s outstanding Series A warrants will be cancelled and represent only the right to receive an amount in cash, without interest, equal to the Black Scholes Value (as defined in the Series A Warrants) and (2) any of the Company’s outstanding pre-funded warrants will be deemed exercised in full as a “cashless exercise” (as described in the Pre-Funded Warrants), and the holder thereof will be entitled to receive an amount in cash, without interest, equal to the product obtained by multiplying (1) the amount of the Per Share Price by (2) the number of shares of the Company’s common stock deemed to be issuable upon exercise in full of the pre-funded warrant as a “cashless exercise.”

Consummation of the Merger is subject to the satisfaction or waiver of customary closing conditions, including: (1) the approval of the Merger Agreement by holders of a majority of the outstanding shares of Company’s common stock (the “Requisite Stockholder Approval”); (2) the expiration or termination of the waiting period under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; and (3) the absence of any order, law or legal restraint preventing or materially impairing the consummation of the Merger.

The Merger Agreement contains customary representations, warranties and covenants made by each of the Company, GSK and Acquisition Sub, including, among others, covenants by the Company regarding the conduct of its business prior to the closing of the Merger. Beginning on the date of the Merger Agreement, the Company is subject to customary “no-shop” restrictions pursuant to which the Company is required, among other things, (i) not to solicit, initiate, propose or induce the making or knowingly encourage any Acquisition Proposals (as defined in the Merger Agreement) and (ii) subject to certain exceptions, not to engage in discussions or negotiations regarding, or furnish to any third party any non-public information with respect to, any Acquisition Proposal. In addition, the Company has agreed that, subject to certain exceptions, the Company Board will not withdraw its recommendation that the Company’s stockholders vote to adopt and approve the Merger Agreement. The Company has also agreed that the Company will file with the Securities and Exchange Commission (the “SEC”) a proxy statement in preliminary form relating to the adoption of the Merger Agreement by the Company’s stockholders as promptly as reasonably practicable after the date of the Merger Agreement, and the Company will convene and hold a special meeting of the Company’s stockholders for the purpose of seeking the adoption of the Merger Agreement as promptly as reasonably practicable following the mailing of the definitive proxy statement to the Company’s stockholders.

Either the Company or GSK may terminate the Merger Agreement if, among certain other circumstances, (i) the Merger has not been consummated on or before October 10, 2022 or (ii) the Company’s stockholders fail to adopt the Merger Agreement at the special meeting. The Company may terminate the Merger Agreement in certain additional limited circumstances, including to allow the Company to enter into a definitive agreement for an alternative acquisition proposal that constitutes a Superior Proposal (as defined in the Merger Agreement). GSK may terminate the Merger Agreement in certain additional limited circumstances, including if the Company Board withdraws its recommendation that the Company’s stockholders vote to adopt and approve the Merger Agreement, if the Company enters into an agreement relating to an Acquisition Proposal or if the “no shop” provisions of the Merger Agreement are willfully and materially breached.

Upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay GSK a termination fee of $70,000,000. Specifically, this termination fee is payable by the Company to GSK if the Merger Agreement is terminated by (1) GSK because (A) the Company Board withdraws its recommendation that the Company’s stockholders vote to adopt and approve the Merger Agreement, (B) the Company enters into an agreement relating to an Acquisition Proposal or (C) the “no shop” provisions of the Merger Agreement are willfully and materially breached; or (2) prior to receiving the Requisite Stockholder Approval, the Company in order to enter into a definitive agreement for an alternative acquisition proposal that constitutes a Superior Proposal. The termination fee will also be payable in certain circumstances if (1) the Merger Agreement is terminated under certain circumstances; (2) prior to such termination a proposal to acquire at least 50 percent of the Company’s stock or assets is made and not withdrawn; and (3) within one year of such termination, the Company subsequently enters into a definitive agreement providing for the acquisition of at least 50 percent of its stock or assets and such transaction is ultimately consummated.

The Merger Agreement also provides that the Company, on one hand, or GSK and Acquisition Sub, on the other hand, may specifically enforce the obligations under the Merger Agreement. The Merger Agreement is not subject to a financing condition.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 and is incorporated into this report by reference.

The Merger Agreement contains representations and warranties by each of GSK, Acquisition Sub and the Company. These representations and warranties were made solely for the benefit of the parties to the Merger Agreement and:

•	should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	may have been qualified in the Merger Agreement by disclosures that were made to the other party in connection with the negotiation of the Merger Agreement;

•	may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws; and

•	were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement.

Support Agreements

In connection with entering to the Merger Agreement, on April 12, 2022, each of the Company’s directors and executive officers, together with certain funds affiliated with OrbiMed Advisors, LLC, Abingworth Management Limited, and Vivo Capital LLC that are affiliated with certain of the Company’s directors, in each case solely in their capacities as holders of the Company’s common stock and other securities, have entered into support agreements (the “Support Agreements”) with GSK and the Company. These Support Agreements obligate the applicable stockholders, who hold approximately 28 percent of the outstanding shares of the Company’s common stock, to vote their respective shares of the Company’s common stock in favor of the adoption of the Merger Agreement and against the approval of any Acquisition Proposal. The Support Agreements terminate in certain circumstances, including if the Merger Agreement is terminated.

The foregoing description of the Support Agreements is qualified in its entirety by reference to the full text of the form of the Support Agreements, a copy of which is filed as Exhibit 10.1 and is incorporated into this report by reference.

Additional information and where to find it

This communication is being made in respect of the proposed acquisition of the Company by GSK. In connection with the proposed acquisition, the Company intends to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement (the “Proxy Statement”) in connection with the solicitation of proxies to approve the transaction. The Company’s stockholders are urged to read the Proxy Statement and any other relevant documents filed with the SEC or delivered to the Company’s stockholders in connection with the transaction when such materials become available because they will contain important information about the transaction and the parties to the transaction. The Proxy Statement and all other documents filed by the Company with the SEC will be available at no charge on the SEC’s website at www.sec.gov. You may read and copy those documents or other information filed by the Company at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. A free copy of the Proxy Statement and all other documents filed by or caused to be filed by the Company with the SEC will also be available by visiting the Company’s website (https://www.sierraoncology.com).

Participants in the Solicitation

The Company and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed acquisition. Information about the Company’s directors and executive officers is available in the Company’s proxy statement dated April 23, 2021 for its 2021 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and all other relevant materials to be filed with the SEC or delivered to the Company’s stockholders regarding the proposed acquisition when such materials become available. The Company’s stockholders are urged to read such materials when they become available

Forward Looking Statements

This communication contains certain statements that constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the satisfaction of conditions to the closing of the proposed acquisition of the Company by GSK, the expected occurrence and timing of the consummation of the proposed acquisition, the Company’s future performance and the anticipated benefits of the proposed acquisition, as well as other statements that are not historical fact. These forward-looking statements are based on currently available information, as well as the Company’s views and assumptions regarding future events as of the time such statements are being made. Such forward looking statements are subject to inherent risks and uncertainties. Accordingly, actual future events or results may differ from those expressed or implied in such forward-looking statements. Such risks and uncertainties include, but are not limited to, the risk that the conditions to the closing of the proposed acquisition are not satisfied, including the risk that the required approval of the Company’s stockholders is not obtained or that required regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated; potential litigation relating to the proposed acquisition; uncertainties as to the timing of the consummation of the proposed acquisition and the ability of each party to consummate the acquisition; the failure to realize anticipated benefits of the proposed acquisition when expected or at all; potential adverse reactions or changes to business relationships resulting from the proposed acquisition, including the effect of the announcement on the ability of the Company to retain and hire key personnel; risks that the proposed acquisition disrupts the current plans and operations of the Company; and other risks and uncertainties described in cautionary statements contained in the Company’s periodic reports filed with the SEC including the statements set forth under “Risk Factors” set forth in the Company’s most recent annual report on Form 10-Kthe Proxy Statement to be filed by the Company. While the Company may elect to update any such forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, even if our expectations change, except as required by law.

Item 8.01.	Other Events.

On April 13, 2022, the Company and GSK issued a joint press release announcing entry into the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated April 12, 2022, between GlaxoSmithKline plc, Orikum Acquisition Inc., and Sierra Oncology, Inc.*

10.1	Form of Support Agreement, dated as of April 12, 2022, by and among GlaxoSmithKline plc, Orikum Acquisition Inc., Sierra Oncology, Inc, and certain securityholders of Sierra Oncology, Inc.*

99.1	Joint Press Release issued by Sierra Oncology, Inc., dated April 13, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Sierra will furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request. Sierra may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA ONCOLOGY, INC.

Date: April 13, 2022	By:	/s/ Stephen G. Dilly, MBBS, PhD
Stephen G. Dilly, MBBS, PhD
President & Chief Executive Officer